Exhibit 10.64

AMENDMENT ONE TO EXCLUSIVE DEVELOPMENT AND DISTRIBUTION AGREEMENT

This Amendment One (this “Amendment”), amends the Exclusive Development and Distribution Agreement (the “Agreement”), dated July 31, 2024, by and between AVITA Medical Americas, LLC, located at 28159 Avenue Stanford, Suite 220, Valencia, CA 91355 and Collagen Matrix, Inc. dba Regenity Biosciences, located at 115 West Century Road, Suite 380, Paramus, New Jersey 07652 (each individually referred to as a “Party” and collectively as the “Parties”).

WHEREAS, the Parties wish to adjust the timing of certain payments under the Agreement; and

WHEREAS, The Parties wish to modify aspects of revenue sharing under the Agreement; and

WHEREAS, the Parties wish to correct certain scrivener errors regarding the names of a Party.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

(A)
In Section 2.2(a)(ii) the date “January 4, 2026” is stricken and replaced with “January 4, 2027”.

(B)
In Schedule E, the term “60/40” is stricken from the column labeled “[Year #] 3” and replaced with “50/50”.

(C)
All references in the Agreement (and any of its attachments, exhibits, or statements of work) to “AVITA Medical, Inc.” are stricken and replaced with “AVITA Medical Americas, LLC”.

This Amendment will become effective as of December 17, 2025 (the "Effective Date"). Except as expressly provided in this Amendment, all of the terms and provisions of the Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the Parties. Without limiting the generality of the foregoing, the amendments contained herein will not be construed as an amendment to or waiver of any other provision of the Agreement or as a waiver of or consent to any further or future action on the part of either Party that would require the waiver or consent of the other Party. On and after the Effective Date, each reference in the Agreement (and any of its attachments, exhibits, or statements of work) to "this Agreement," "the Agreement," "hereunder," "hereof," "herein," or words of like import will mean and be a reference to the Agreement as amended by this Amendment.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized officers below.

AVITA Medical Americas, LLC	Collagen Matrix, Inc. dba Regenity Biosciences
By: /s/ Cary Vance\signature 2\	By: /s/ Peggy Hansen\signature1\
Cary G. Vance Interim Chief Executive Officer	Peggy Hansen GM CDM / SVP RA/CA/QA